Fees Summary	Feb. 05, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 17,532.39
Total Fee Amount	17,532.39
Total Transaction Valuation	126,954,275.04
Total Offset Amount	0.00
Net Fee	$ 0.00